Exhibit 10.2

SETTLEMENT AND LICENSE AGREEMENT

This SETTLEMENT AND LICENSE AGREEMENT (this “Agreement”) is made and entered into as of May 16, 2016 (the “Effective Date”) by and between Plaintiff Enzo Life Sciences, Inc., a corporation organized and existing under the laws of the State of New York, having offices at 10 Executive Boulevard, Farmingdale, NY 11735 (“Enzo”), and Defendant Life Technologies Corporation, a corporation organized and existing under the laws of the State of Delaware, having offices at 5791 Van Allen Way, Carlsbad, California, 92008 (“Life”). Enzo and Life are individually referred to herein as a “Party,” and collectively as the “Parties.”

WITNESSETH

WHEREAS, Enzo has alleged that Life infringes U.S. Patent Nos. 6,992,180 (the “180 patent”) and 7,064,197 (the “197 patent”) (collectively, the “Patents-in-Suit”) in an action styled Enzo Life Sciences, Inc. v. Life Technologies Corporation, No. 1:12-cv-105-LPS, pending in the United States District Court for the District of Delaware (the “Litigation”) and

WHEREAS, Life has alleged that it does not infringe either the ‘180 patent or the ‘197 patent, and further, that the ‘180 patent and the ‘197 patent are invalid and unenforceable; and

WHEREAS, Enzo disputes Life’s allegations of invalidity, unenforceability, and non-infringement; and

WHEREAS, the Parties now desire to settle the Litigation and to provide and receive certain releases, licenses and covenants not to sue, all on the terms and conditions set forth herein; and

WHEREAS, this Agreement reflects a settlement and compromise between the Parties under Federal Rule of Evidence 408 with respect to Enzo’s claims and defenses and Life’s counterclaims and defenses in the Litigation, including without limitation on the disputed issues of patent validity, enforceability, and infringement;

NOW, THEREFORE, in consideration of the above promises and mutual covenants hereinafter contained, the Parties agree as follows:

SECTION 1: DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Accused Life ‘180 Products” means (1) all past and current products that, as of the Effective Date, have been and/or are made, used, imported, sold, and/or offered for sale by Life or its Affiliates that have been accused of infringing the ‘180 patent in the Litigation; (2) any past or current products made, used, imported, sold, and/or offered for sale by Life or its Affiliates that operate in substantially the same manner as the products in (1) with respect to the inventions claimed in the ‘180 Patent and/or infringement theories set forth in Enzo’s Infringement Contentions and Infringement Charts to Life in the Litigation concerning the ‘180 patent; and (3) any future products made, used, imported, sold, and/or offered for sale by Life or its Affiliates

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that are comparable to (1), insofar as they operate in substantially the same manner with respect to the inventions claimed in the ‘180 Patent and/or Enzo’s Infringement Contentions and Infringement Charts to Life in the Litigation. For the avoidance of doubt under this Agreement, “Accused Life ‘180 Products” includes, without limitation, Life’s past and current TaqMan Gene Expression assays, TaqMan SNP Genotyping assays, TaqMan Drug Metabolism Genotyping Assays, TaqMan Copy Number Variation assays, TaqMan Mutation Detection Assays, TaqMan MicroRNA assays, TaqMan siRNA assays, TaqMan Non-coding RNA assays, Custom TaqMan Probes, and Custom TaqMan assays, including Custom TaqMan Gene Expression assays, Custom TaqMan SNP Genotyping Assays, and Custom and Custom Plus TaqMan Copy Number assays, and Custom TaqMan Small RNA assays. For the avoidance of doubt, and notwithstanding anything to the contrary herein, Molecular Beacon Probes are not within the scope of “Accused Life ‘180 Products.”

“Accused Life ‘197 Products” means (1) all past and current products that, as of the Effective Date, have been and/or are made, used, imported, sold, and/or offered for sale by Life or its Affiliates that have been accused of infringing the ‘197 patent in the Litigation; (2) any past or current products made, used, imported, sold, and/or offered for sale by Life or its Affiliates that operate in substantially the same manner as the products in (1) with respect to the inventions claimed in the ‘197 Patent and/or infringement theories set forth in Enzo’s Infringement Contentions and Infringement Charts to Life in the Litigation concerning the ‘197 patent; and (3) any future products made, used, imported, sold, and/or offered for sale by Life or its Affiliates that are comparable to (1), insofar as they operate in substantially the same manner with respect to the inventions claimed in the ‘197 Patent and/or Enzo’s Infringement Contentions and Infringement Charts to Life in the Litigation. For the avoidance of doubt under this Agreement, “Accused Life Products” includes, without limitation, Life’s past and current Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, Dynabeads mRNA Purification kits, Dynabeads® mRNA DIRECT™ Micro Purification Kit; Ion Proton I Chip (all versions), Ion PI Chip Kits (all versions and sizes), Ion 314 Chip Kits (all versions and sizes), Ion 318 Chip Kits (all versions and sizes), and Ion 316 Chip Kits (all versions and sizes); SOLiD 6-Lane Flow Chip; 5500 W FlowChip V2; NCode Human miRNA Microarray V3, NCode Multi-Species miRNA Microarray Kit V2, and NCode™ Multi-Species miRNA Pre-printed Microarrays; and NCode Non-coding RNA assay, NCode Human Non-coding RNA Microarrays, and NCode Mouse Non-coding RNA Microarrays; and the “Stricken Life Products” listed in Exhibit 1 of the district court’s January 12, 2015 order. For the avoidance of doubt, and notwithstanding anything to the contrary herein, Molecular Beacon Probes are not within the scope of “Accused Life ‘197 Products.”

“Affiliate” means, with respect to a Party, any Person that, as of the Effective Date, is directly or indirectly controlling, controlled by, or under common control with, such Party. For purposes of this Agreement, “control” means the direct or indirect ability to control or direct the management and operations of the subject Person, whether through ownership, contract or otherwise. Control will be presumed where a Party has ownership, direct or indirect, of 50% or more of the outstanding voting shares, securities, equity, interest or other ownership of the Person. Notwithstanding anything to the contrary herein, the following Persons are not, and cannot be considered, Affiliates of Life for the purposes of this Agreement so long as any patent infringement litigation or royalty obligation concerning the Licensed Enzo Patents remains

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pending between Enzo and that Person (or any Affiliate of that Person): Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG); and Luminex Corporation; or their respective Affiliates.

“Covered Third Party Accused Products” means Third Party products and services that include as an element thereof any Accused Life ‘180 Product or Accused Life ‘197 Product.

“Diagnostic Uses, Applications, and/or Embodiments” means (1) uses, applications, and/or embodiments of in vitro diagnostic assays approved by an applicable governmental authority (e.g., U.S. Food and Drug Administration, or comparable state or non-U.S. body) for use in the applicable territory for determining or assessing a state of health or disease, or a risk of disease, in a human being, in the medical management of a human being, in an animal, or in the medical or commercial management of an animal, but only to the extent actually sold or used for any such approved use; and (2) uses, applications, and/or embodiments for in vitro screening of samples that are approved by an applicable governmental authority (e.g., U.S. Food and Drug Administration, or comparable state or non-U.S. body) for use in the applicable territory for the purpose of assessing suitability for blood and/or tissue banking, but only to the extent actually sold or used for any such approved use. For the avoidance of doubt, any prior, existing, and/or future manufacturing, use, and/or sale of a product that at the time of such manufacturing, use, and/or sale is not for a use, application and/or embodiment within the scope of foregoing (1) or (2) but is subsequently used or sold for a use, application and/or embodiment that is within the scope of foregoing (1) or (2) is within the definition of “Diagnostic Uses, Applications, and/or Embodiments.”

“Enzo Products” means (1) all past and current products that, as of the Effective Date, have been and/or are made, used, imported, sold, and/or offered for sale by Enzo or its Affiliates; (2) any past or current products made, used, imported, sold, and/or offered for sale by Enzo or its Affiliates that embody, are substantially similar to, or operate in substantially the same manner with respect to the inventions claimed in patents owned or licensed by Life or its Affiliates; and (3) any future products made, used, imported, sold, and/or offered for sale by Enzo or its Affiliates that are comparable to (1), insofar as they operate in substantially the same manner with respect to the inventions claimed in patents owned or licensed by Life or its Affiliates.

“Enzo’s Infringement Contentions and Infringement Charts” means any and all contentions and/or infringement charts argued or presented by Enzo as part of the Litigation, including without limitation those contentions and infringement charts attached hereto as Exhibit B.

“Licensed Enzo Patents” means Licensed Enzo ‘180 Patents and Licensed Enzo ‘197 Patents.

“Licensed Enzo ‘180 Patents” means (i) U.S. Patent No. 6,992,180; (ii) any patents and patent applications claiming priority to or through the patents listed in subparts (i); (iii) any patents and patent applications to which any of the patents and patent applications covered in subparts (i) and

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(ii) claim priority; and (iv) any foreign counterparts, re-issues, re-examinations, renewals, substitutes, claim amendments made in post-grant proceedings including IPR and PGR proceedings, extensions, continuations, continuations-in-part, continuing prosecution applications, divisionals, and national phase filings of any patents and patent applications covered in subparts (i), (ii) and (iii).

“Licensed Enzo ‘197 Patents” means (i) U.S. Patent No. 7,064,197; (ii) any patents and patent applications claiming priority to or through the patents listed in subparts (i); (iii) any patents and patent applications to which any of the patents and patent applications covered in subparts (i) and (ii) claim priority; and (iv) any foreign counterparts, re-issues, re-examinations, renewals, substitutes, claim amendments made in post-grant proceedings including IPR and PGR proceedings, extensions, continuations, continuations-in-part, continuing prosecution applications, divisionals, and national phase filings of any patents and patent applications covered in subparts (i), (ii) and (iii).

“Enzo Patents” means (i) all patents and patent applications owned, controlled, or filed by or assigned to Enzo or its Affiliates as of the Effective Date; (ii) any patents and patent applications claiming priority to or through any of the foregoing; (iii) any patents and patent applications to which any of the patents and patent applications covered in subparts (i) and (ii) claim priority; and (iv) any foreign counterparts, re-issues, re-examinations, renewals, substitutes, claim amendments made in post-grant proceedings including IPR and PGR proceedings, extensions, continuations, continuations-in-part, continuing prosecution applications, divisionals, and national phase filings of any patents and patent applications covered in subparts (i), (ii) and (iii).

“Immaterial Acquired Third Party” means a Third Party acquired by Life or its Affiliates for fifty million U.S. Dollars ($50,000,000) in the aggregate or less in cash, stock, assumption of liability, or other consideration of equivalent value. For purposes of this agreement, the following entities and Affiliates thereof shall not qualify as an Immaterial Acquired Third Party for so long as any patent infringement litigation or royalty obligation concerning the Licensed Enzo Patents exists between Enzo and any such entity or Affiliates or successors thereof: Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG).

“Licensed Life Products” means any past, current and future products and services, product lines, devices, instruments, systems, assays, components, kits, hardware, software, or any combination of the foregoing which are made, used, imported, exported, distributed, sold, or offered for sale by Life or its Affiliates.

“Life Released Parties” means (a) Life and its parents, subsidiaries, predecessors, permitted successors, and permitted assigns(but only, with respect to permitted successors and assigns, to the extent related to the Licensed Life Products), (b) all Affiliates, directors, officers, individual

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shareholders, attorneys, and employees of the persons in (a) solely to the extent of such party’s involvement, on behalf of, Life in developing, making, using, or importing any Licensed Life Products, (c) any and all distributors, resellers, customers, purchasers and/or end users of any Licensed Life Products, but solely to the extent of their purchase, possession, use or resale of Licensed Life Products directly or indirectly from Life or its Affiliates, (d) permitted successors and assigns of the foregoing, but only to the extent that their potential liability derives from Licensed Life Products, and (e) vendors, suppliers, manufacturers, developers, original equipment manufacturers, contractors, and agents, solely to the extent of such party’s involvement, on behalf of Life, in developing, making, using, or importing any Licensed Life Products. Notwithstanding anything to the contrary above, for purposes of this agreement, none of the following entities (nor their Affiliates and/or successors) shall be deemed a Life Released Party for so long as any patent infringement litigation or royalty obligation concerning the Licensed Enzo Patents exists between Enzo and any such entity or Affiliates thereof: Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG).

“Material Acquired Third Party” means a Third Party acquired by Life or its Affiliates for greater than fifty million U.S. Dollars ($50,000,000) in cash, stock, assumption of liability, or other consideration of equivalent value. For purposes of this agreement, each of the following entities and Affiliates and successors thereof shall be deemed a Material Acquired Third Party for so long as any patent infringement litigation or royalty obligation concerning the Licensed Enzo Patents exists between Enzo and any such entity of Affiliates thereof: Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG).

“Molecular Beacon Probes” means stem loop nucleic acid hybridization probes having interacting FRET (Förster/fluorescence resonance energy transfer) labels/dyes/moieties disposed in the stem region(s) of the probe, which FRET labels/dyes/moieties become more distant to each other upon hybridization of such a probe to a target nucleic acid. For clarity, TaqMan probes are not Molecular Beacon Probes.

“Payment” has the meaning set forth in Section 3.1.

“Person” means an individual, trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legal entity.

“Third Party” means any Person or entity other than the Parties to this Agreement and their Affiliates.

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“Uncovered Products” means Accused Life ‘180 Products and Accused Life ‘197 Products used by Life or its Affiliates that are not or have not been made, imported, sold, or offered for sale by, for or on behalf of Life or its Affiliates.

SECTION 2: LICENSE, RELEASES AND COVENANTS

2.1 License. Upon Life’s payment of the Payment, Enzo hereby grants to Life Released Parties a fully paid-up, non-exclusive, non-transferable (except as set forth in Section 5), worldwide license solely under and with respect to the Licensed Enzo Patents in all fields to make, have made, use, import, export, distribute, sell, have sold, offer for sale, and practice all processes and methods in connection with, the Licensed Life Products.

Enzo further grants Life Released Parties a license solely under and with respect to the Licensed Enzo Patents to (a) convey to customers the right to use the Licensed Life Products and practice all processes and methods in connection with such Licensed Life Products under the Licensed Enzo Patents, (b) employ Third Party distributors to sell Licensed Life Products under the Licensed Enzo Patents; (c) convey to Third Parties the right to re-sell Licensed Life Products purchased from Life Released Parties under the Licensed Enzo Patents, (d) employ Third Party contract manufacturers to make or otherwise use, on behalf of Life or its Affiliates, Licensed Life Products under the Licensed Enzo Patents, and (e) convey to Third Parties the right to combine or otherwise use Licensed Life Products with other products or components under the Licensed Enzo Patents but such rights shall not extend to Covered Third Party Products that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. None of the foregoing will be construed as a sublicense. For the avoidance of doubt, Enzo does not confer any rights or covenants to the Licensed Enzo Patents to Third Party contract manufacturers with respect to any products other than the Licensed Life Products or to any conduct or activity by Third Party contract manufacturers not performed on behalf of Life or its Affiliates.

Except as expressly set forth herein, Life does not have the right to sublicense or otherwise grant, in whole or in part, licenses under the Licensed Enzo Patents.

2.2 Enzo Release of Life Released Parties. Subject to Life’s payment of the Payment and agreement not to seek repayment of same, Enzo, on behalf of itself and its Affiliates, releases, acquits and absolutely and forever discharges the Life Released Parties, from any claim, counterclaim, demand, allegation, damage, loss, debt, liability, account, reckoning, indemnity, obligation, cost, expense, lien, attorneys’ fee, any other action or cause of action of any kind or nature, whether now known or unknown, suspected or unsuspected, matured or unmatured, asserted or unasserted, in law or equity, for (i) infringement of the Licensed Enzo Patents by or on behalf of Life Released Parties to the extent occurring before the Effective Date; (ii) claims and counterclaims made, asserted or brought in, or that could have been made, asserted, or brought under the Licensed Enzo Patents; and (iii) the conduct of settlement negotiations (except for representations or obligations expressly included in this Agreement); provided, however, that Life Released Parties other than Life and its Affiliates shall not be released from liability for

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infringement that Enzo could not have directly or indirectly brought against Life or its Affiliates themselves. For the avoidance of doubt, any conduct or activity by Life Released Parties not performed on behalf of or as intended by Life or its Affiliates is expressly excluded from this Section 2.2. Notwithstanding anything to the contrary above, for purposes of this agreement, none of the following entities (nor their Affiliates and/or successors) shall be deemed released from any liability to Enzo by virtue of this paragraph: Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG).

2.3 Enzo Covenant Not to Sue Life Released Parties. Subject to Life’s payment of the Payment, Enzo, on behalf of itself and its Affiliates, covenants during the term of this Agreement not to directly or indirectly commence or prosecute, cause to be commenced or prosecuted, or assist in the commencement or prosecution of any action, suit, arbitration, or proceeding of any kind anywhere in the world against any of the Life Released Parties for infringement of any of (i) the Licensed Enzo Patents practiced in any field; or (ii) the Enzo Patents by the Accused Life ‘180 Products or Accused Life ‘197 Products except for Diagnostic Uses, Applications, and/or Embodiments or by Uncovered Products; provided, however, that Life Released Parties other than Life and its Affiliates shall not be released from, and this Covenant Not to Sue shall not extend to matters concerning, liability for infringement that Enzo could not have brought against Life or its Affiliates themselves. Notwithstanding the foregoing, if Life Released Parties or any permitted successors, assigns, or other Person who permissibly assumes Life’s rights and obligations under this Agreement directly or indirectly commences or causes to be commenced any action, suit, arbitration, or proceeding of any kind anywhere in the world against Enzo or its Affiliates for infringement of a patent owned or licensed by Life or its Affiliates as of the Effective Date by an Enzo Product for Diagnostic Uses, Applications, and/or Embodiments, then subsection (ii) of the foregoing Covenant Not to Sue shall immediately terminate, be deemed null and void ab initio, and be of no force and effect except if patent infringement is raised by Life or its Affiliates as a counterclaim or defense. Any such termination under subsection (ii) of the Covenant Not to Sue Life Released Parties shall not apply to the foregoing subsection (i) (the covenant not to sue Life Released Parties for infringement of the Licensed Enzo Patents). This section 2.3 does not impact Enzo’s ability to prosecute action under Section 6.5. For the avoidance of doubt, Enzo does not confer any rights or covenants to the Enzo Patents to Third Party contract manufacturers with respect to any products other than the Licensed Life Products or to any conduct and/or activity by Third Party contract manufacturers not performed on behalf of Life of its Affiliates. Notwithstanding anything to the contrary above, for purposes of this agreement, none of the following entities (nor their Affiliates and/or successors) shall be deemed subject to the covenants set forth in this paragraph for so long as any patent infringement litigation or royalty obligation concerning the Licensed Enzo Patents exists between Enzo and any such entity or Affiliates thereof: Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics

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Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG).

2.4 Life Release of Enzo. Life, on behalf of itself and its Affiliates, releases, acquits and absolutely and forever discharges Enzo and its Affiliates, officers, directors, shareholders, managers, employees, agents, and attorneys from any claim, counterclaim, demand, allegation, damage, loss, debt, liability, account, reckoning, indemnity, obligation, cost, expense, lien, attorneys’ fee, any other action or cause of action of any kind or nature, whether now known or unknown, suspected or unsuspected, matured or unmatured, asserted or unasserted, in law or equity, arising out of or related to: (i) the Licensed Enzo Patents; (ii) the claims, defenses, and counterclaims asserted in, and the conduct of, the Litigation; and (iii) the conduct of settlement negotiations (except for representations or obligations expressly included in this Agreement); provided, however, that Life does not release and preserves the right to raise any and all defenses and counterclaims, including, but not limited to, invalidity and unenforceability of the Licensed Enzo Patents, that it could have raised in the Litigation, and to otherwise contest the validity and enforceability of the Licensed Enzo Patents in any forum, if a Licensed Enzo Patent is asserted against Life Released Parties after the Effective Date in an action not initiated by any of the Life Released Parties.

2.5 Covenant Not to Challenge. After the Effective Date and for so long as Life’s license is in force, Life further covenants that, except as (1) required by law or (2) in defense of a threatened or actual action, suit or proceeding of any kind alleging a claim for infringement of any Licensed Enzo Patents brought against any Life Released Parties, it shall not knowingly and voluntarily contest, or assist in the contest, or encourage any other Person to contest, in any forum, including Federal Courts, whether under 28 U.S.C. §§ 2201-2202 or not, the United States Patent and Trademark Office, and/or the International Trade Commission, that the Licensed Enzo Patents are valid and enforceable; provided, however, nothing in this Agreement shall prevent Life or its Affiliates from complying with or responding to any court or governmental order or subpoena relating to the Licensed Enzo Patents. Notwithstanding the foregoing, nothing in this Agreement will preclude Life and its Affiliates from making any disclosure, providing information or producing documents as required by law, court order or legal process (including, without limitation, litigation related to discovery and/or subpoena), even if made in connection with a proceeding challenging the validity or enforceability of one or more of the Licensed Enzo Patents, and any such disclosure will not be considered a breach of this Agreement. It is understood that Life’s and its Affiliates’ providing factual statements regarding Licensed Life Products or any Third Party products containing them in response to a validly propounded subpoena, will not be considered as assisting in the contest as used above. Life and its Affiliates reserve the right to raise any and all defenses and counterclaims, including, but not limited to, invalidity and unenforceability of the Licensed Enzo Patents, and to otherwise contest the validity and enforceability of the Licensed Enzo Patents in any forum, that it could have raised in the Litigation, if any of the Licensed Enzo Patents is asserted based on Licensed Life Products against Life Released Parties after the Effective Date; and Enzo reserves the right to raise any and all claims and defenses in opposition.

2.6 After-acquired Entities. The releases, licenses and covenants not to sue, and their scope, as set forth herein apply to any Immaterial Acquired Third Party acquired by Life or its Affiliates

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(whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) after the Effective Date. The licenses, releases, and covenants set forth above shall not apply to and shall exclude any products of any Material Acquired Third Party that is acquired by Life or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) on or after the Effective Date; provided, however, that this provision will not derogate from any right, privilege, or immunity such Person may already have under the Licensed Enzo Patents. The Parties recognize that Life has entered into a transaction whereby Affymetrix, Inc. will become an Affiliate of Life and, upon the close of such transaction, the rights, covenants, privileges, and immunities mutually granted in this Agreement shall extend to products and services of Affymetrix, Inc. and its Affiliates.

2.7 No Extinguishment Of Other Outstanding Royalty Obligations. For the avoidance of doubt, nothing in this Agreement shall operate to extinguish the obligation of any Person to pay royalties to Enzo arising from an obligation outside of this Agreement (including via contract, operation of law, judicial ruling, or otherwise).

2.8 No Other Rights. No rights or covenants are granted under any patents except as expressly provided herein, whether by implication, estoppel or otherwise. No right to grant covenants, rights, sublicenses, or to become a foundry for Third Parties is granted under this Agreement. For the avoidance of doubt, Enzo does not confer any rights or covenants to the Licensed Enzo Patents or Enzo Patents to Third Party contract manufacturers with respect to products other than the Licensed Life Products or to any conduct or activity by Third Party contract manufacturers not performed on behalf of Life of its Affiliates. The Parties agree that, except as expressly set forth elsewhere in this Agreement, the licenses, releases and covenants set forth in this Agreement (including Section 2) expressly exclude any methods, systems, products, services and/or components of any Third Party and this Agreement does not cut off Enzo’s rights to enjoin, control or extract royalties with respect to such Third Party’s methods, systems, products, services and/or components.

2.9 Waiver of California Civil Code Section 1542. It is the intention of the Parties in executing this Agreement that this Agreement is effective as a full and final accord and satisfaction and mutual release of the matters set forth in Sections 2.2 and 2.4. Each of the releases set forth in Sections 2.2 and 2.4 constitutes a waiver of any and all rights under California Civil Code Section 1542 (and any similar or analogous requirement of law), to the extent Section 1542 otherwise would apply. The parties understand that Section 1542 provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

SECTION 3: MONETARY CONSIDERATION

3.1 Payment. As partial consideration for this Agreement and the dismissal by Enzo of the Litigation against Life hereunder, Life agrees to pay to Enzo a total of thirty-five million U.S.

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Dollars ($35,000,000) (“Payment”), payable by Life to Enzo no later than seven (7) business days following the Effective Date of this Agreement in lawful money of the United States, in immediately available funds, by wire transfer to the following account: # # #

3.2 Taxes / Costs. Each Party acknowledges that this Agreement may have U.S. federal and state tax (collectively, “Tax”) or other consequences, and that the Party is not relying on any other Party for advice, representations or communications as to any potential Tax or other consequences. This Agreement is enforceable regardless of its Tax or other consequences. The Parties agree that they shall bear their own costs and attorneys’ fees relating to or arising from the Litigation and to the documentation and negotiation of this Agreement.

3.3 Dismissal. Within three (3) court days after the Payment to Enzo under this Section 3 has cleared, the Parties shall cause their respective counsel to execute and file the stipulated motion in the form set forth in Exhibit A dismissing with prejudice all of Enzo’s claims and counterclaims against Life in the Litigation and dismissing without prejudice all of Life’s claims and counterclaims against Enzo in the Litigation. The Parties shall promptly proceed with any and all additional procedures needed to dismiss the Litigation as set forth above, with each Party to bear its own costs and attorneys’ fees. The Parties also agree to submit to the court appropriate stipulations and proposed orders for extensions of time for all due dates in the Litigation so that neither Party is required to incur unnecessary expenses in the Litigation between the Effective Date and the date the Litigation is dismissed. The Parties acknowledge and agree that this Agreement is enforceable according to its terms with respect to final dismissal of all claims and counterclaims in the Litigation.

3.4 No Admission of Liability. This Agreement is the result of a compromise and will not at any time be considered as an admission of liability or responsibility, or lack thereof, on the part of Enzo or Life. By entering into this Agreement, neither Life nor any of its Affiliates is conceding that it acted wrongfully in any fashion whatsoever. Except as expressly set forth in Section 3.1, Life and its Affiliates expressly deny that they are liable to Enzo in any way.

3.5 Full Settlement. The Parties agree that this Agreement is in full and complete settlement of the remaining rights and obligations between the Parties in connection with the Litigation. This Agreement may be pleaded as a defense to any action, suit or claim and may be used as a basis for an injunction against any such action, suit, claim, or other proceeding of any type which may be prosecuted, initiated or attempted in violation of the terms hereof. A Party is entitled to recover from the other adverse Party reasonable attorneys’ fees and other related legal expenses incurred in defending against any suit, action or claim brought or attempted by the other Party in violation of the terms of this Agreement

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SECTION 4: TERM AND TERMINATION

4.1 Term. The term of this Agreement shall commence upon the Effective Date and shall continue until the expiration of the enforceability period for the last-to-expire of the Enzo Patents, unless earlier terminated as set forth in Section 4.2 below.

4.2 Termination. If Life fails to make the Payment set forth in Section 3.1 in the time frame required by Section 3.1, then Enzo may terminate this Agreement immediately upon further written notice to that effect and the license, releases, and covenants granted by Section 2 of this Agreement shall immediately terminate, be deemed null and void ab initio, and be of no force and effect. Once the payment set forth in Section 3.1 is made, this Agreement (including the licenses, releases and dismissals in this Agreement) will be irrevocable and non-terminable except by written agreement of all of the Parties.

SECTION 5: ASSIGNMENT

5.1 Assignment. The license and other rights granted by Enzo in this Agreement are personal to Life. Except as expressly permitted in this Section, Life may not assign, delegate, or otherwise transfer this Agreement or any license or rights hereunder without the prior written consent of Enzo. The limitations on assignment set forth in Section 5 do not apply to an internal reorganization of a Party or its Affiliates (re-incorporation, internal re-structuring or the like) and written notice or consent of Enzo is not required for any such internal reorganization. Any other assignment, delegation, or transfer without the prior written consent of Enzo (except as expressly permitted in this Section 5) will be null and void ab initio and without effect.

5.2 Permitted Assignment by Life. Notwithstanding the provisions of Section 5.1, Life may assign its rights under this Agreement, in whole or in part, without Enzo’s prior written consent, to a Person that acquires all or part of Life’s business or assets at issue in the Litigation; provided, however, that (1) this Agreement may be assigned to multiple Persons, but only to extent that each Person acquires the part of Life’s business or assets; (2) any such assignment of rights will not extend to products or services of the acquiring Person that pre-existed the acquisition (or natural evolutions or extensions thereafter) but will not derogate from any right, privilege or immunity such Party may already have under Enzo Patents; (3) any such assignment of rights shall not relieve the acquiring Person from any obligations that such Person may have under this Agreement; and (4) Life obtains from the acquiring Person a written agreement to be bound by the terms and conditions of this Agreement and furnishes the same to Enzo. In the event that Life is not acquired in its entirety or does not continue to exist as a distinct operating entity (such as a wholly-owned subsidiary) after the acquisition, the rights of Life hereunder so assigned only extend to Licensed Life Products existing as of the date of the acquisition and natural evolutions of Licensed Life Products created after the date of the acquisition, and will not otherwise extend to any products, services or activities of the acquiring Person prior to, on or after the date of the acquisition. The releases and covenants provided by Life and its Affiliates shall run with the rights being assigned or transferred and shall be binding on any permitted successors-in-interest, transferees, or assigns thereof. For avoidance of doubt, any such assignment of rights will not extend to any Material Acquired Third Party products or services

11

existing prior to the time of acquisition or natural evolutions or extensions thereafter; provided, however, that this provision will not derogate from any right, privilege, or immunity such Person may already have under the Licensed Enzo Patents. Any purported assignment, delegation, or transfer under Section 5.2 that does not comply with the foregoing will be null and void ab initio and without effect.

5.3 Further Restriction on Assignment by Life. Notwithstanding the provisions of Sections 5.1 and 5.2, in no event may this Agreement or any licenses or rights hereunder be assigned, delegated, or otherwise transferred without Enzo’s prior written consent to any of the following: Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Gen-Probe, Inc. (now part of Hologic, Inc.); Hologic, Inc.; Illumina, Inc.; Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG); and Luminex Corporation; or their respective Affiliates, so long as any of the concurrently pending patent infringement litigations concerning the Licensed Enzo Patents remains pending between Enzo and the respective aforementioned entity (or any Affiliate thereof). For the avoidance of doubt, a Third Party’s acquisition of Life by stock purchase, reverse triangular merger, or similar transaction does not constitute an assignment of the Agreement by Life where Life continues to exist as a distinct operating entity (for example, as a wholly-owned subsidiary) after the acquisition and does not expressly assign the Agreement to any other entity, provided that the licenses, covenants, and releases granted herein shall extend only to Licensed Life Products existing as of the date of the acquisition and natural evolutions of Licensed Life Products created by the Life distinct operating entity after the date of the acquisition, and will not otherwise extend to any products, services or activities of the acquiring Third Party prior to, on or after the date of the acquisition.

5.4 Permitted Assignment by Enzo. All license rights and covenants contained herein shall run with the Licensed Enzo Patents and Enzo Patents, as such categories apply herein to the license rights and covenants contained in Sections 2.1 through 2.6, inclusive, and shall be binding on any successors-in-interest or assigns thereof. Any assignment of any of the Licensed Enzo Patents and Enzo Patents, or an exclusive license granted thereto, to any other Person, including, but not limited to the right to license, enforce, and collect damages, shall be subject to this Agreement. Any assignment of or exclusive license to any Licensed Enzo Patents or Enzo Patents shall be subject to the terms and conditions in Sections 2.1 through 2.6.

SECTION 6: MISCELLANEOUS PROVISIONS

6.1 Representations.

6.1.1 Enzo Representations. Enzo represents and warrants, to the best of its knowledge, that: (i) as of the Effective Date, Enzo and/or its Affiliates own, control, have filed, or are assignees of the Enzo Patents, including the Licensed Enzo Patents, do not jointly own any of the Enzo Patents with any other Person, and have the right to grant the license, releases and covenants with respect to the Enzo Patents, including the Licensed Enzo Patents, of the full scope set forth herein; (ii) as of the Effective Date, it has not assigned or otherwise transferred to

12

any other Person any rights to the Enzo Patents or Licensed Enzo Patents that would prevent Enzo from conveying the full scope of rights set forth herein and has not filed any suit or proceeding against Life or any Affiliate except as referenced (including in section 6.5) and/or released herein; (iii) the person executing this Agreement on behalf of Enzo has the full right and authority to enter into this Agreement on Enzo’s behalf; and (iv) apart from its contentions against Life concerning the Patents-in-Suit, as of the Effective Date of this Agreement, and without having undertaken any specific investigation in connection with this representation, Enzo and its Affiliates are not aware of any other intellectual property claim owned or controlled by Enzo or its Affiliates that is currently infringed by Life and/or its Affiliates and that Enzo and its Affiliates have no intention as of the Effective Date to assert any known intellectual property claims against Life and/or its Affiliates. Notwithstanding the foregoing, if any of Enzo’s patents are found invalid, this shall not cause a breach of the foregoing representation regarding Enzo or its Affiliates’ right to grant the license, release, or other rights provided herein.

6.1.2 Life Representations. Life represents and warrants that: (i) as of the Effective Date, Life has the right to grant the releases and covenants of the full scope set forth herein; and (ii) the person executing this Agreement on behalf of Life has the full right and authority to enter into this Agreement on Life’s behalf.

6.1.3 Disclaimer of Representation. Nothing in this Agreement shall be construed as (i) a representation or warranty by Enzo as the scope, validity, or enforceability of any patent; (ii) a representation or warranty that the manufacture, use, or sale of any products will not utilize or infringe any intellectual property rights; and (iii) any obligation by Enzo to pay annuities or otherwise maintain any patents in force in any country.

6.2 Confidentiality. From and after the Effective Date, neither Party nor any of its Affiliates shall disclose the terms of this Agreement without the prior written consent of the other Party except:

6.2.1 to any governmental body having jurisdiction and specifically requiring such disclosure;

6.2.2 in response to a valid document request or subpoena or as otherwise may be required by law, legal process or order of a court, provided a protective order is in place that limits disclosure of such information to outside counsel only and the disclosing Party provides the other Party with written notice at least ten (10) business days prior to disclosure to permit the other Party the opportunity to object and/or to seek a court-entered protective order or comparable court-ordered restriction, and shall reasonably cooperate with the other Party in its efforts to obtain that protective order and take all other reasonable actions in an effort to minimize the nature and extent of such disclosure and obtain confidential treatment to the extent available;

6.2.3 for the purposes of disclosure in connection with securities exchange obligations, including the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission (expressly

13

including, but not limited to, Form 8K disclosures), or any other filings, reports or disclosures that may be required under applicable laws or regulations;

6.2.4 to a Party’s or its controlling Affiliates accountants, legal counsel, tax advisors, insurers, auditors and other financial and legal advisors and other professional advisors in their capacity of advising the party in such matters, subject to obligations of confidentiality and/or privilege at least as stringent as those contained herein;

6.2.5 with obligations of confidentiality at least as stringent as those contained herein, to a counterparty in connection with a possible asset sales, investments, change in control, merger, acquisition, financing or similar transaction;

6.2.6 in connection with tax audits or to fulfill its corporate financial reporting obligations under GAAP;

6.2.7 with obligations of confidentiality at least as stringent as those contained herein, by any Party and its Affiliates as required to enforce this Agreement or establish rights hereunder;

6.2.8 to officers, key shareholders and/or employees with a need to know, attorneys, accountants and directors, who are under obligations of confidentiality (which may include professional responsibility obligations) at least as stringent as those contained herein;

6.2.9 to its Affiliates who are similarly bound by this Agreement or under obligations of confidentiality at least as stringent as those contained herein; or

6.2.10 to Third Parties who make, sell, offer to sell, import or distribute a Licensed Life Product or who make, sell, or offer to sell a Covered Third Party Accused Product, and who have a need to know, under obligations of confidentiality at least as stringent as those contained herein. Notwithstanding anything else in this Agreement to the contrary, a Party may also disclose to anyone any information that is publicly available, through no breach by any Party of the confidentiality obligations hereunder.

6.3 Exceptions to Confidentiality Obligations. Notwithstanding Section 6.2, the Parties agree that (i) the fact that the Litigation has been settled; and (ii) public statement that this Agreement sets forth a compromise and settlement of disputed claims for the purpose of avoiding the costs, disruptions, and uncertainties associated with further litigation, and such compromise and settlement does not constitute a ruling on the merits, an admission as to any issue of fact or principle at law or an admission of liability of any Party, are not subject to the confidentiality provisions of Section 6.2.

6.4 Notices. All notices required or permitted to be given hereunder shall be in writing and shall be delivered by hand, or, if dispatched by prepaid air courier, with package tracing capabilities or by registered or certified airmail, postage prepaid, addressed as follows:

14

If to Enzo:

Dr. Elazar Rabbani
Enzo Life Sciences, Inc.
527 Madison Avenue
New York, NY 10022

Copy to (which does not constitute notice):

Michael Stadnick
Desmarais LLP
230 Park Avenue
New York, NY 10169

If to Life:

Life Technologies Corporation
5823 Newton Drive
Carlsbad, CA 92008
Tel: 760-603-7200
Attn: General Counsel

Copy to (which does not constitute notice):

Thermo Fisher Scientific Inc.
81 Wyman Street
Waltham, MA 02451
Attn: General Counsel

Such notices shall be deemed to have been given or served (a) upon personal hand delivery, (b) one day after being sent by email with telephone confirmation of receipt, or (c) one day after confirmed receipt from recognized express courier service that maintains such records of receipt. Either Party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such Party as above provided at such changed address.

6.4 Governing Law / Jurisdiction. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of Delaware, without reference to conflict of laws principles. Enzo and Life agree (a) that all disputes and litigation regarding this Agreement, its construction and matters connected with its performance be subject to the exclusive jurisdiction of the state and federal courts in the state of Delaware (the “Court”), and (b) to submit any disputes, matters of interpretation, or enforcement actions arising with respect to the subject matter of this Agreement exclusively to the Court. The Parties hereby waive any challenge to the jurisdiction or venue of the Court over these matters.

6.5 No Impact on Other Litigations. For the avoidance of doubt, nothing in this Agreement, including without limitation, the licenses, releases, and covenants not to sue above, shall be

15

interpreted to affect, limit or preclude in any way, explicitly or by implication, any other pending litigation involving any of Enzo, Enzo Biochem, Inc., Applera Corporation, Yale University and/or any of their predecessors, successors, Affiliates or related parties, including but not limited to Enzo Biochem, Inc. and Enzo Life Sciences, Inc., and Yale University v. Applera Corp. and Tropix, Inc. (D. Conn.), Case No. 3-04-CV-929.

6.6 Sophisticated Parties Represented by Counsel. The Parties each warrants and represents that (i) it is a sophisticated party represented at all relevant times during the negotiation and execution of this Agreement by counsel of their choice, and that they have executed this Agreement with the consent and on the advice of such independent legal counsel; (ii) they and their counsel have determined through independent investigation and robust, arm’s-length negotiation that the terms of this Agreement shall exclusively embody and govern the subject matter of this Agreement; (iii) they investigated the facts pertinent to this Agreement as they deemed necessary; (iv) no other Person or Party, nor any agent or attorney of a Party, made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement concerning the subject matter of this Agreement to induce them to execute this Agreement; (v) they have not executed this Agreement in reliance on any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement concerning the subject matter of this Agreement; and (vi) they have not executed this Agreement in reliance on any promise, representation or warranty not contained herein. The Parties included this paragraph to preclude any claim that any Party was fraudulently induced to execute this Agreement and to preclude the introduction of parol evidence to vary, interpret, supplement or contradict the terms of this Agreement.

6.7 Bankruptcy. The Parties acknowledge and agree that all rights and licenses granted by Enzo under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that, notwithstanding anything else in this Agreement, Life and its Affiliates, as the licensee of such intellectual property rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code (including, without limitation, a Life and its Affiliates’ right to the continued enjoyment of the rights and licenses granted by Enzo under this Agreement). Further, this provision shall not alleviate or contravene the restrictions on assignments and acquisitions set forth in this Agreement.

6.8 No Laundering. The Parties understand and acknowledge that the licenses, releases, and covenants granted to Life and its Affiliates by Enzo hereunder are intended to cover only the bona fide products or services of Life and its Affiliates and are not intended to cover patent laundering activities (i.e., activities that are undertaken solely for the purpose of improperly extending licensed rights to cover any activity of any third party acting outside the scope of Life’s or its Affiliates’ licensed activities). The Parties further agree that a purchase of a product from a supplier and resale of such product in substantially the same form back to the same supplier is not licensed under this Agreement. Notwithstanding the foregoing, the combination of such supplied product with a Licensed Life Product and/or rebranding of such combination and resale back to the supplier is not a prohibited resale of such product. Nothing in this Agreement shall be construed to license sham sales or sham service contracts executed by Life or any of its

16

Affiliates with any third party solely for the purpose of improperly extending licensed rights to cover any activity of any third party acting outside the scope of Life’s (or its Affiliates’) licensed activities.

6.9 Severability. If any provision of this Agreement is held to be illegal or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that the remainder of this Agreement will continue in full force and effect and be enforceable. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent of such provision.

6.10 Entire Agreement. The Parties hereby agree that (i) this is an enforceable agreement; (ii) this Agreement constitutes the entire and only understanding of each of them with respect to the subject matter of the Agreement, and merges, supersedes and cancels all previous agreements and understandings, whether oral or written, with respect to the subject matter of the Agreement; (iii) no oral explanation or oral information by any Party hereto shall alter the meaning or interpretation of this Agreement; (iv) the terms and conditions of this Agreement may be altered, modified, changed or amended only by a written agreement that identifies itself as an amendment to this Agreement and is executed by duly authorized representatives of Enzo and Life; (v) the language of this Agreement has been approved by counsel for each of them, and shall be construed as a whole according to its fair meaning; and (vi) none of the them (nor their respective counsel) shall be deemed to be the draftsman of this Agreement in any action which may hereafter arise with respect to the Agreement. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which is deemed to be an original, but all of which together constitute one instrument.

6.11 Modification; Waiver. No modification or amendment to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the Party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

6.12 Construction; Language. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” The headings in this Agreement will not be referred to in connection with the construction or interpretation of this Agreement. This Agreement is in the English language only, which language shall be controlling in all respects, and all notices under this Agreement shall be in the English language.

6.13 Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed by facsimile signatures or other electronic means and such signatures shall be deemed to bind each Party as if they were original signatures.

17

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.

Enzo Life Sciences, Inc.

By:	/s/ Barry M. Weiner

Name:	Barry M. Weiner

Title:	Vice President

Date:	May 13, 2016

Life Technologies Corporation

By:	/s/ Seth H. Hoogasian

Name:	Seth H. Hoogasian

Title:	President

Date:	May 13, 2016
18

EXHIBIT A

STIPULATED MOTION FOR DISMISSAL OF LITIGATION

UNITED STATES DISTRICT COURT

OF DELAWARE

ENZO LIFE SCIENCES, INC.	)	CASE NO. CV 12-CV-105-LPS
)
vs.	)	JOINT STIPULATION OF DISMISSAL WITH PREJUDICE
)
LIFE TECHNOLOGIES CORPORATION	)	The Hon. Leonard Stark
	)	Chief United States District Court Judge
Defendant.	)
)
)

Pursuant to Rule 41(a)(1)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff, Enzo Life Sciences, Inc. (“Enzo”), and Defendant Life Technologies Corporation (“Life”), by and through their respective counsel, hereby stipulate to the dismissal with prejudice of Enzo’s claims against Life in this action and to the dismissal without prejudice of Life’s counterclaims against Enzo. Each party shall bear its own attorneys’ fees and costs.

Respectfully submitted,

FARNAN LLP	MORRIS NICHOLS ARSHT &TUNNELL LLP

Brian E. Farnan (#4089) 919 North Market Street, 12th Flr Wilmington, DE 19801 (302) 777-0336 bfarnan@farnanlaw.com	Jack B. Blumenfeld (#1014) Karen Jacobs (#2881) 1201 North Market Street P.O. Box 1347 Wilmington, DE 19899
(302) 658-9200
Of Counsel:	jblumenfeld@mnat.com
kjacobs@mnat.com

John M. Desmarais (admitted pro hac vice)

Michael P. Stadnick (admitted pro hac vice)

Justin P.D. Wilcox (admitted pro hac vice)

Jordan N. Malz (admitted pro hac vice)

Peter C. Magic (admitted pro hac vice)

Attorneys for Defendant Life Technologies Corporation
19

Desmarais LLP

230 Park Avenue
New York, NY 10169
(212) 351-3400 (Tel)
(212) 351-3401 (Fax)
jdesmarais@desmaraisllp.com
mstadnick@desmaraisllp.com
jwilcox@desmaraisllp.com
jmalz@desmaraisllp.com
pmagic@desmaraisllp.com

Attorneys for Plaintiff
Enzo Life Sciences, Inc.

20

EXHIBIT B

Enzo’s Infringement Contentions and Infringement Charts

21

Exhibit B

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

ENZO LIFE SCIENCES, INC.,

Plaintiff,	Civil Action No. 12-cv-l05-LPS
v.

LIFE TECHNOLOGIES CORPORATION,

Defendant.

PLAINTIFF’S INITIAL INFRINGEMENT CHARTS
FOR LIFE TECHNOLOGIES CORPORATION

Pursuant to the Court’s Scheduling Order, Plaintiff Enzo Life Sciences, Inc. (“Plaintiff’) hereby provides its Initial Infringement Charts to Defendant Life Technologies Corporation (“Life Technologies”).

Plaintiff contends that Life Technologies, either alone or in conjunction with others, has directly infringed and continues to directly infringe, one or more claims of U.S. Patent No. 7,064,197 (“the ‘197 patent”) and U.S. Patent No. 6,992,180 (“the ‘180 patent”) (collectively, the “Patents-in-Suit”) under 35 U.S.C. § 271, either literally and/or under the doctrine of equivalents, by making, using, offering to sell, selling, and/or importing into the United States certain nucleic acid probe and array products, including without limitation:

a)	nucleic acid probe products involving TaqMan technology, including without limitation, TaqMan Gene Expression assays, TaqMan SNP Genotyping assays, TaqMan Drug Metabolism Genotyping Assays, TaqMan Copy Number Variation assays, TaqMan Mutation Detection Assays, TaqMan MicroRNA assays, TaqMan
1

Exhibit B

siRNA assays, TaqMan Non-coding RNA assays, TaqMan Protein assays, Custom TaqMan Probes, and Custom TaqMan assays, including Custom TaqMan Gene Expression assays, Custom TaqMan SNP Genotyping Assays, and Custom and Custom Plus TaqMan Copy Number assays, and Custom TaqMan Small RNA assays (collectively, “TaqMan Assays”);

b)	nucleic acid array products involving Dynabeads technology, including without limitation, Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, and Dynabeads mRNA Purification kits (collectively, “Dynabeads Oligo (dT)25 Products”);

c)	the NCode Human miRNA Microarray V3; and

d)	nucleic acid array products products involving the NCode platform for non-coding RNA, including without limitation, NCode Non-coding RNA assay, NCode Human Non-coding RNA Microarrays, and NCode Mouse Non-coding RNA Microarrays (collectively, “NCode Noncoding RNA Products”)

(collectively, the “Accused Products”). Plaintiff further contends that Life Technologies has actively induced, and continues to induce, the infringement of one or more claims of the Patents-in-Suit under 35 U.S.C. § 271 (b). At all relevant times, Life Technologies has actively, knowingly, and intentionally induced others, including without limitation Life Technologies’ customers to use, make, sell, offer for sale, and/or import the Accused Products, in a way that Life Technologies knew or should have known infringes one or more claims of the Patents-in-Suit. Plaintiff further contends that Life Technologies’ infringement of the ‘180 patent has been, and continues to be, willful.

2

Exhibit B

Plaintiffs initial infringement contentions are provided herein without the benefit of full discovery. The initial claim charts attached herein as Exhibits A-I through B-3 identify where each limitation of the asserted claims of the Patents-in-Suit is found within the Accused Products. Plaintiff contends that each element of each asserted claim is literally present in the Accused Products unless otherwise indicated. But to the extent that any claim element is found not to be literally embodied in the accused instrumentalities, Plaintiff contends that the Accused Products embody such claim elements under the doctrine of equivalents because there are no substantial differences for each claim element, and the Accused Products perform substantially the same function, in substantially the same way, to achieve substantially the same result. To date, Life Technologies has not provided non-infringement contentions in this case. Plaintiff reserves the right to supplement its initial infringement contentions, including doctrine of equivalents contentions, in response to Life Technologies’ non-infringement contentions.

Where a claim element is implemented in the same or substantially the same way for each product of an Accused Product family (e.g. , Dynabeads Oligo (dT)25 Products include Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, and Dynabeads mRNA Purification kits), Plaintiff provides an exemplary illustration or description setting forth specifically where the limitation is found in the Accused Products, without repeating the same illustration or description for each version of each Accused Product in the family.

Plaintiff provides these initial infringement contentions before claim construction disclosures and fulsome discovery, and before the Court’s claim construction ruling. Plaintiffs initial infringement contentions are not an admission, adoption, or waiver of any particular claim construction; Plaintiff reserves all rights with respect to claim construction.

3

Exhibit B

These initial infringement charts are based upon information reasonably and presently available to Plaintiff through publicly-available information and Life Technologies’ production of core technical documents to date. Plaintiff reserves the right, consistent with its obligations under the Federal Rules of Civil Procedure, the Local Rules, the Court’s Scheduling Order, and the Default Standard for Discovery, including Discovery of Electronically Stored Information, to modify, amend, retract, and/or supplement the initial infringement charts made herein as additional evidence and information becomes available or as otherwise appropriate, including the issuance of the Court’s claim construction ruling.

Plaintiff identifies the following asserted claims of the Patents-in-Suit and accused instrumentalities, as further explained in Exhibits A-I through B-3 .

Patent-In- Suit	Asserted Claims	Life Technologies – Accused Products

6,992,180	1, 2, 6, 7, 8, 9, 12, 13, 14, 15, 19, 25, 29, 30, 34, 35, 36, 40, 41, 42, 43, 44, 48, 54, 58, 59, 60, 64, 65, 66, 70, 71, 72, 73, 77, 83, 87, 88, 92, 93, 94, 98, 99, 100, 101, 102, 106, 112, 116	TaqMan® Assays. See Ex. A-1.

7,064,197	17, 19, 105, 113, 116, 129, 131	Dynabeads®Oligo (dT)25 Products. See Ex. B-1.

7,064,197	1-22, 27-34, 38-40, 43, 46, 47, 49, 51, 57, 59, 61-63, 65, 68-70, 72-74, 78, 80, 81, 84-88, 90, 96, 98, 102, 105, 106, 108, 113, 115, 116, 118, 121, 122, 124, 127-129, 131, 132, 136, 140, 146, 148, 192-194, 197, 199, 204, 206, 212, 213, 218, 220-222, 224, 226, 227, 230, 232, 235	NCode™ Human miRNA Microarray V3. See Ex. B-2.

7,064,197	1-22, 27-34, 38, 39, 40, 43, 44, 46, 47, 49, 51, 57, 59, 61-63, 65, 68-70, 72, 73, 74, 78, 80-82, 84-88, 90, 96, 98, 100, 102, 105, 106, 108, 113, 115, 116, 118, 120, 122, 123, 124, 127-129, 131, 132, 136, 140, 146, 148, 191-194, 196, 197, 199, 204, 206, 212, 213, 218, 220-222, 224, 226, 227, 230, 232, 234	NCode™ Noncoding RNA Products. See Ex. B-3.

DATED: September 30, 2013

4

Exhibit B

/s/ Brian E. Farnan
Brian E. Farnan (Bar No. 4089)
Farnan LLP
919 North Market Street
12th Floor
Wilmington, DE 19801
(302) 777-0300
(302) 777-0301
bfarnan@farnanlaw.com

John M. Desmarais
Michael P. Stadnick
Xiao Li
Joseph C. Akalski
Lauren M. Nowierski
Desmarais LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400 (Tel)
(212) 351-3401 (Fax)
jdesmarais@desmaraisllp.com
mstadnick@desmaraisllp.com
xli@desmaraisllp.com
jakalski@desmaraisllp.com
lnowierski@desmaraisllp.com

Counsel for Plaintiff
5

Exhibit B

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

ENZO LIFE SCIENCES, INC.,

Plaintiff,	Civil Action No. 12-cv-105-LPS

v.

LIFE TECHNOLOGIES CORPORATION,

Defendant.

PLAINTIFF’S SUPPLEMENTAL INFRINGEMENT CHARTS
FOR LIFE TECHNOLOGIES CORPORATION

Pursuant to the Court’s Scheduling Order, Plaintiff Enzo Life Sciences, Inc. (“Plaintiff”) hereby provides its Supplemental Infringement Charts to Defendant Life Technologies Corporation (“Life Technologies”).

Plaintiff contends that Life Technologies, either alone or in conjunction with others, has directly infringed and continues to directly infringe, one or more claims of U.S. Patent No. 7,064,197 (“the ‘197 patent”) and U.S. Patent No. 6,992,180 (“the ‘180 patent”) (collectively, the “Patents-in-Suit”) under 35 U.S.C. § 271, either literally and/or under the doctrine of equivalents, by making, using, offering to sell, selling, and/or importing into the United States certain nucleic acid probe and array products, including without limitation:

a)	nucleic acid probe products involving TaqMan technology, including without limitation, TaqMan Gene Expression assays, TaqMan SNP Genotyping assays, TaqMan Drug Metabolism Genotyping Assays, TaqMan Copy Number Variation assays, TaqMan Mutation Detection Assays, TaqMan MicroRNA assays, TaqMan
1

Exhibit B

siRNA assays, TaqMan Non-coding RNA assays, TaqMan Protein assays, Custom TaqMan Probes, and Custom TaqMan assays, including Custom TaqMan Gene Expression assays, Custom TaqMan SNP Genotyping Assays, and Custom and Custom Plus TaqMan Copy Number assays, and Custom TaqMan Small RNA assays (collectively, “TaqMan Assays”);

b)	nucleic acid array products involving Dynabeads technology, including without limitation, Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, and Dynabeads mRNA Purification kits (collectively, “Dynabeads Oligo (dT)25 Products”);

c)	nucleic acid array products involving Ion Torrent sequencing technology, including without limitation, Ion 316 Chip Kit (all sizes), Ion PI Chip Kit v2, Ion 314 Chip Kit v2, Ion 318 Chip Kit v2 (all sizes), and Ion 316 Chip Kit v2 (all sizes) (collectively, “Ion Torrent Products”);

d)	nucleic acid array products involving SOLiD sequencing chemistry, including without limitation, SOLiD 6-Lane FlowChip (collectively, “SOLiD Sequencing Products”);

e)	nucleic acid array products involving Wildfire sequencing technology, including without limitation, 5500 W FlowChip V2 (collectively, “Wildfire Sequencing Products”);

f)	the NCode Human miRNA Microarray V3 and NCode Multi-Species miRNA Microarray Kit V2; and

g)	nucleic acid array products products involving the NCode platform for non-coding RNA, including without limitation, NCode Non-coding RNA assay,
2

Exhibit B

NCode Human Non-coding RNA Microarrays, and NCode Mouse Non-coding RNA Microarrays (collectively, “NCode Noncoding RNA Products”)

(collectively, the “Accused Products”). Plaintiff further contends that Life Technologies has actively induced, and continues to induce, the infringement of one or more claims of the Patents-in-Suit under 35 U.S.C. § 271(b). At all relevant times, Life Technologies has actively, knowingly, and intentionally induced others, including without limitation Life Technologies’ customers to use, make, sell, offer for sale, and/or import the Accused Products, in a way that Life Technologies knew or should have known infringes one or more claims of the Patents-in-Suit. Plaintiff further contends that Life Technologies’ infringement of the ‘180 patent has been, and continues to be, willful.

Plaintiff’s infringement contentions are provided herein without the benefit of full discovery. The claim charts attached herein as Exhibits A-1 through B-6 identify where each limitation of the asserted claims of the Patents-in-Suit is found within the Accused Products. Plaintiff contends that each element of each asserted claim is literally present in the Accused Products unless otherwise indicated. But to the extent that any claim element is found not to be literally embodied in the accused instrumentalities, Plaintiff contends that the Accused Products embody such claim elements under the doctrine of equivalents because there are no substantial differences for each claim element, and the Accused Products perform substantially the same function, in substantially the same way, to achieve substantially the same result. To date, Life Technologies has not provided non-infringement contentions in this case. Plaintiff reserves the right to supplement its infringement contentions, including doctrine of equivalents contentions, in response to Life Technologies’ non-infringement contentions.

3

Exhibit B

Where a claim element is implemented in the same or substantially the same way for each product of an Accused Product family (e.g., Dynabeads Oligo (dT)25 Products include Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, and Dynabeads mRNA Purification kits), Plaintiff provides an exemplary illustration or description setting forth specifically where the limitation is found in the Accused Products, without repeating the same illustration or description for each version of each Accused Product in the family.

Plaintiff provides these infringement contentions before fulsome discovery and before the Court’s claim construction ruling. Plaintiff’s infringement contentions are not an admission, adoption, or waiver of any particular claim construction; Plaintiff reserves all rights with respect to claim construction.

These infringement charts are based upon information reasonably and presently available to Plaintiff through publicly-available information and Life Technologies’ production of core technical documents to date. Plaintiff reserves the right, consistent with its obligations under the Federal Rules of Civil Procedure, the Local Rules, the Court’s Scheduling Order, and the Default Standard for Discovery, including Discovery of Electronically Stored Information, to modify, amend, retract, and/or supplement the infringement charts made herein as additional evidence and information becomes available or as otherwise appropriate, including the issuance of the Court’s claim construction ruling.

Plaintiff identifies the following asserted claims of the Patents-in-Suit and accused instrumentalities, as further explained in Exhibits A-1 through B-6.

Patent-In- Suit	Asserted Claims	Life Technologies – Accused Products

6,992,180	1, 2, 6, 7, 8, 9, 12, 13, 14, 15, 19, 25, 29, 30, 34, 35, 36, 40, 41, 42, 43, 44, 48, 54, 58, 59, 60, 64, 65, 66, 70, 71, 72, 73, 77, 83, 87, 88, 92, 93, 94, 98, 99, 100, 101, 102, 106, 112, 116	TaqMan® Assays. See Ex. A-1.

4

Exhibit B

Patent-In- Suit	Asserted Claims	Life Technologies – Accused Products

7,064,197	17, 19, 105, 113, 116, 129, 131	Dynabeads®Oligo (dT)25 Products. See Ex. B-1.

7,064,197	1-22, 27-34, 38-40, 43, 46, 47, 49, 51, 57, 59, 61-63, 65, 68-70, 72-74, 78, 80, 81, 84-88, 90, 96, 98, 102, 105, 106, 108, 113, 115, 116, 118, 121, 122, 124, 127-129, 131, 132, 136, 140, 146, 148, 192-194, 197, 199, 204, 206, 212, 213, 218, 220-222, 224, 226, 227, 230, 232, 235	NCode™ Human miRNA Microarray V3 and Multi-Species miRNA Microarray V2. See Ex. B-2 (Amended).

7,064,197	1-22, 27-34, 38, 39, 40, 43, 44, 46, 47, 49, 51, 57, 59, 61-63, 65, 68-70, 72, 73, 74, 78, 80-82, 84-88, 90, 96, 98, 100, 102, 105, 106, 108, 113, 115, 116, 118, 120, 122, 123, 124, 127-129, 131, 132, 136, 140, 146, 148, 191-194, 196, 197, 199, 204, 206, 212, 213, 218, 220-222, 224, 226, 227, 230, 232, 234	NCode™ Noncoding RNA Products. See Ex. B-3.

7,064,197	17, 19, 106, 113, 116-119, 128, 129	Ion Torrent Products. See Ex. B-4.

7,064,197	3, 5, 10, 11, 17-22, 29, 30, 32, 33, 38-40, 43, 44, 46, 47, 51, 59, 65, 72, 73, 78, 80-82, 84-86, 90, 98, 105, 106, 108, 113, 115, 116, 118, 122-124, 128, 129, 131, 132, 136, 140, 148, 226, 227, 232	SOLiD Sequencing Products. See Ex. B-5.

7,064,197	3, 5, 10, 11, 17-23, 25, 26, 29, 30, 32, 33, 38-41, 43, 44, 46, 47, 51, 59, 65, 72, 73, 78, 80, 81, 82, 84-86, 90, 98, 105, 106, 113, 115-119, 122-124, 128, 129, 132, 136, 140, 148, 150-153, 155-157, 161, 168, 176, 178, 185, 187, 188, 226, 227, 231-233	Wildfire Sequencing Products. See Ex. B-6.

DATED: February 5, 2014	Respectfully submitted,

FARNAN llp

/s/ Brian E. Farnan
Brian E. Farnan (Bar No. 4089)
Michael J. Farnan (Bar No. 5165)
919 North Market Street
12th Floor
Wilmington, DE 19801
(302) 777-0300 (Tel)
(302) 777-0301 (Fax)
5

Exhibit B

bfarnan@farnanlaw.com
mfarnan@farnanlaw.com

John M. Desmarais (admitted pro hac vice)
Michael P. Stadnick (admitted pro hac vice)
Xiao Li (admitted pro hac vice)
Joseph C. Akalski (admitted pro hac vice)
Lauren M. Nowierski (admitted pro hac vice)
DESMARAIS llp
230 Park Avenue
New York, NY 10169
(212) 351-3400 (Tel)
(212) 351-3401 (Fax)
jdesmarais@desmaraisllp.com
mstadnick@desmaraisllp.com
xli@desmaraisllp.com
jakalski@desmaraisllp.com
lnowierski@desmaraisllp.com

Counsel for Plaintiff
6

Exhibit B

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

ENZO LIFE SCIENCES, INC.,

Plaintiff,	Civil Action No. 12-cv-105-LPS

v.

LIFE TECHNOLOGIES CORPORATION,

Defendant.

PLAINTIFF’S SECOND SUPPLEMENTAL INFRINGEMENT CHARTS
FOR LIFE TECHNOLOGIES

Pursuant to the Court’s Scheduling Order, Plaintiff Enzo Life Sciences, Inc. (“Plaintiff”) hereby provides its Second Supplemental Infringement Charts to Defendant Life Technologies Corporation (“Life Technologies”).

Plaintiff contends that Life Technologies, either alone or in conjunction with others, has directly infringed and continues to directly infringe, one or more claims of U.S. Patent No. 7,064,197 (“the ‘197 patent”) and U.S. Patent No. 6,992,180 (“the ‘180 patent”) (collectively, the “Patents-in-Suit”) under 35 U.S.C. § 271, either literally and/or under the doctrine of equivalents, by making, using, offering to sell, selling, and/or importing into the United States certain nucleic acid probe and array products, including without limitation:

a)	nucleic acid probe products involving TaqMan technology, including without limitation, TaqMan Gene Expression assays, TaqMan SNP Genotyping assays, TaqMan Drug Metabolism Genotyping Assays, TaqMan Copy Number Variation assays, TaqMan Mutation Detection Assays, TaqMan MicroRNA assays, TaqMan
1

Exhibit B

siRNA assays, TaqMan Non-coding RNA assays, TaqMan Protein assays, Custom TaqMan Probes, and Custom TaqMan assays, including Custom TaqMan Gene Expression assays, Custom TaqMan SNP Genotyping Assays, and Custom and Custom Plus TaqMan Copy Number assays, and Custom TaqMan Small RNA assays, and all other nucleic acid probe products involving TaqMan technology (collectively, “TaqMan Assays”);

b)	nucleic acid array products involving Dynabeads technology, including without limitation, Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, Dynabeads mRNA Purification kits, Dynabeads® mRNA DIRECT™ Micro Purification Kit, Dynabeads M-280 Streptavidin, Dynabeads MyOne Streptavidin T1, Dynabeads M-270 Streptavidin, Dynabeads MyOne Streptavidin C1, Dynabeads kilobaseBINDER Kit, CELLection Biotin Binder Kit, Dynabeads® MyOne™ Silane, Dynabeads® DNA DIRECT™ Blood Kit, Dynabeads® DNA DIRECT™ Universal Kit, Dynabeads® SILANE Genomic DNA Kit, Dynabeads® SILANE Viral NA Kit, Dynabeads® SILANE Genomic DNA Kit, Dynabeads® Streptavidin Trial Kit, and Custom-coupled Dynabeads, and all other nucleic acid array products involving Dynabeads technology (collectively, “Dynabeads Products”);

c)	nucleic acid array products involving Ion Torrent sequencing technology, including without limitation, products containing Ion Sphere Particles (including, without limitation, Ion Sequencing Kits (all versions), Ion Template Kits (all versions), Ion Xpress Template Kits (all versions), Ion OneTouch Template Kits (all versions)), Ion Proton I Chip (all versions), Ion Proton II Chip (all versions),
2

Exhibit B

Ion 316 Chip Kits (all versions and sizes), Ion PI Chip Kits (all versions and sizes), Ion 314 Chip Kits (all versions and sizes), Ion 318 Chip Kits (all versions and sizes), and Ion 316 Chip Kits (all versions and sizes), and all other nucleic acid array products involving Ion Torrent sequencing technology(collectively, “Ion Torrent Products”);

d)	nucleic acid array products involving SOLiD sequencing chemistry, including without limitation, products containing SOLiD sequencing beads and SOLiD 6-Lane FlowChip, and all other nucleic acid array products involving SOLiD sequencing chemistry (collectively, “SOLiD Sequencing Products”);

e)	nucleic acid array products involving Wildfire sequencing technology, including without limitation, 5500 W FlowChip V2, and all other nucleic acid array products involving Wildfire sequencing technology (collectively, “Wildfire Sequencing Products”);

f)	the NCode Human miRNA Microarray V3, NCode Multi-Species miRNA Microarray Kit V2, and NCode™ Multi-Species miRNA Pre-printed Microarrays, and all other products involving the NCode platform for miRNA (collectively, “NCode miRNA Microarray Products”); and

g)	nucleic acid array products involving the NCode platform for non-coding RNA, including without limitation, NCode Non-coding RNA assay, NCode Human Non-coding RNA Microarrays, and NCode Mouse Non-coding RNA Microarrays, and all other nucleic acid array products involving the Ncode platform for non-coding RNA (collectively, “NCode Noncoding RNA Products”)
3

Exhibit B

(collectively, the “Accused Products”). Plaintiff further contends that Life Technologies has actively induced, and continues to induce, the infringement of one or more claims of the Patents-in-Suit under 35 U.S.C. § 271(b). At all relevant times, Life Technologies has actively, knowingly, and intentionally induced others, including without limitation Life Technologies’ customers to use, make, sell, offer for sale, and/or import the Accused Products, in a way that Life Technologies knew or should have known infringes one or more claims of the Patents-in-Suit. Plaintiff further contends that Life Technologies’ infringement of the ‘180 patent has been, and continues to be, willful.

Plaintiff’s infringement contentions are provided herein without the benefit of full discovery. The claim charts attached herein as Exhibits A-1 through B-6 identify where each limitation of the asserted claims of the Patents-in-Suit is found within the Accused Products. Plaintiff contends that each element of each asserted claim is literally present in the Accused Products unless otherwise indicated. But to the extent that any claim element is found not to be literally embodied in the accused instrumentalities, Plaintiff contends that the Accused Products embody such claim elements under the doctrine of equivalents because there are no substantial differences for each claim element, and the Accused Products perform substantially the same function, in substantially the same way, to achieve substantially the same result. To date, Life Technologies has not provided non-infringement contentions in this case. Plaintiff reserves the right to supplement its infringement contentions, including doctrine of equivalents contentions, in response to Life Technologies’ non-infringement contentions.

Where a claim element is implemented in the same or substantially the same way for each product of an Accused Product family (e.g., Dynabeads Oligo (dT)25 Products include Dynabeads Oligo (dT)25 (all sizes), Dynabeads mRNA DIRECT kits, Dynabeads mRNA

4

Exhibit B

Purification kits, Dynabeads M-280 Streptavidin, Dynabeads MyOne Streptavidin T1, Dynabeads M-270 Streptavidin, Dynabeads MyOne Streptavidin C1, Dynabeads kilobaseBINDER Kit, CELLection Biotin Binder Kit, and Custom-coupled Dynabeads), Plaintiff provides an exemplary illustration or description setting forth specifically where the limitation is found in the Accused Products, without repeating the same illustration or description for each version of each Accused Product in the family.

Plaintiff provides these infringement contentions before fulsome discovery and before the Court’s claim construction ruling. Moreover, depositions are ongoing, and Plaintiff reserves the right to supplement its contentions based on additional relevant information disclosed during depositions and through other means of discovery. And to the extent that Plaintiff receives relevant discovery from third parties, Plaintiff reserves the right to supplement its contentions accordingly. Plaintiff’s infringement contentions are not an admission, adoption, or waiver of any particular claim construction; Plaintiff reserves all rights with respect to claim construction.

These infringement charts are based upon information reasonably and presently available to Plaintiff through publicly-available information and Life Technologies’ production of technical documents to date. Plaintiff reserves the right, consistent with its obligations under the Federal Rules of Civil Procedure, the Local Rules, the Court’s Scheduling Order, and the Default Standard for Discovery, including Discovery of Electronically Stored Information, to modify, amend, retract, and/or supplement the infringement charts made herein as additional evidence and information becomes available or as otherwise appropriate, including the issuance of the Court’s claim construction ruling.

Plaintiff identifies the following asserted claims of the Patents-in-Suit and accused instrumentalities, as further explained in Exhibits A-1 through B-6.

5

Exhibit B

Patent-In- Suit	Asserted Claims	Life Technologies – Accused Products

6,992,180	1, 2, 6, 7, 8, 9, 12, 13, 14, 15, 19, 25, 29, 30, 34, 35, 36, 40, 41, 42, 43, 44, 48, 54, 58, 59, 60, 64, 65, 66, 70, 71, 72, 73, 77, 83, 87, 88, 92, 93, 94, 98, 99, 100, 101, 102, 106, 112, 116	TaqMan® Assays. See Ex. A-1.

7,064,197	17, 19, 105, 113, 116, 129, 131	Dynabeads® Products. See Ex. B-1.

7,064,197	1-22, 27-34, 38-40, 43, 46, 47, 49, 51, 57, 59, 61-63, 65, 68-70, 72-74, 78, 80, 81, 84-88, 90, 96, 98, 102, 105, 106, 108, 113, 115, 116, 118, 121, 122, 124, 127-129, 131, 132, 136, 140, 146, 148, 192-194, 197, 199, 204, 206, 212, 213, 218, 220-222, 224, 226, 227, 230, 232, 235	NCode™ miRNA Microarray Products. See Ex. B-2 (Amended).

7,064,197	1-22, 27-34, 38, 39, 40, 43, 44, 46, 47, 49, 51, 57, 59, 61-63, 65, 68-70, 72, 73, 74, 78, 80-82, 84-88, 90, 96, 98, 100, 102, 105, 106, 108, 113, 115, 116, 118, 120, 122, 123, 124, 127-129, 131, 132, 136, 140, 146, 148, 191-194, 196, 197, 199, 204, 206, 212, 213, 218, 220-222, 224, 226, 227, 230, 232, 234	NCode™ Noncoding RNA Products. See Ex. B-3.

7,064,197	17, 19, 106, 113, 116-119, 128, 129	Ion Torrent Products. See Ex. B-4.

7,064,197	3, 5, 10, 11, 17-22, 29, 30, 32, 33, 38-40, 43, 44, 46, 47, 51, 59, 65, 72, 73, 78, 80-82, 84-86, 90, 98, 105, 106, 108, 113, 115, 116, 118, 122-124, 128, 129, 131, 132, 136, 140, 148, 226, 227, 232	SOLiD Sequencing Products. See Ex. B-5.

7,064,197	3, 5, 10, 11, 17-23, 25, 26, 29, 30, 32, 33, 38-41, 43, 44, 46, 47, 51, 59, 65, 72, 73, 78, 80, 81, 82, 84-86, 90, 98, 105, 106, 113, 115-119, 122-124, 128, 129, 132, 136, 140, 148, 150-153, 155-157, 161, 168, 176, 178, 185, 187, 188, 226, 227, 231-233	Wildfire Sequencing Products. See Ex. B-6.

DATED: September 30, 2014

/s/ Brian E. Farnan
Brian E. Farnan (Bar No. 4089)
Farnan LLP
919 North Market Street
12th Floor
Wilmington, DE 19801
6

Exhibit B

(302) 777-0300
(302) 777-0301
bfarnan@farnanlaw.com

John M. Desmarais (admitted pro hac vice)
Michael P. Stadnick (admitted pro hac vice)
Jordan N. Malz (admitted pro hac vice)
Justin P.D. Wilcox (admitted pro hac vice)
Peter C. Magic (admitted pro hac vice)
Joseph C. Akalski (admitted pro hac vice)
Jessica A. Martinez (admitted pro hac vice)
Danielle A. Shultz (admitted pro hac vice)
Desmarais LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
(212) 351-3401
jdesmarais@desmaraisllp.com
mstadnick@desmaraisllp.com
jmalz@desmaraisllp.com
jwilcox@desmaraisllp.com
pmagic@desmaraisllp.com
jakalski@desmaraisllp.com
jmartinez@desmaraisllp.com
dshultz@desmaraisllp.com
Counsel for Plaintiff
7